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                                                                   Exhibit 10.13

                    HYPOTHEC ON MOVEABLE PROPERTY (GENERAL)



BETWEEN: DOMINION BRIDGE CORPORATION, a corporation, having a place of business at 500 Notre-Dame Street, in the City of Lachine, Province of Quebec, H8S 2B2, herein acting and represented by Michel L. Marengere, its Chief Executive Officer, duly authorized in virtue of a resolution of directors, hereinafter referred to as the


                                                      "GRANTOR"


AND: BNY FINANCIAL CORPORATION - CANADA, a corporation, having a place of business at 500 Rene-Levesque Boulevard West, Suite 1400, Montreal, Quebec, H2Z 1W7, acting for itself as a "LENDER" in its capacity as a "Lender" under the "AGREEMENT" (as hereinafter defined) and any other Lenders from time to time parties to the AGREEMENT by way of assignment or otherwise (hereinafter collectively referred to as the "LENDERS")


                                                      AND


                                    BNY FINANCIAL CORPORATION - CANADA ("BNY") in its capacity as "Agent" for the LENDERS and any other party who from time to time may succeed BNY in its capacity as Agent for the LENDERS (hereinafter collectively referred to as the "AGENT")

                                    (the LENDERS and the AGENT being
                                    hereinafter collectively referred
                                    to as the "CREDITOR")


            WHEREAS the CREDITOR has entered into arrangements with the DEBTOR (as hereinafter defined) whereby the DEBTOR is or may hereafter become indebted to the CREDITOR;

            WHEREAS the GRANTOR carries on an enterprise;
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            WHEREAS the GRANTOR has guaranteed the payment of any and all indebtedness from time to time of the DEBTOR to the CREDITOR and the GRANTOR has agreed, as security for payment of such indebtedness and for its obligations under its guarantee, to grant the security herein provided for;

THE PARTIES AGREE AS FOLLOWS:

1.00        PREAMBLE

1.01 The preamble forms part hereof as if recited at length herein.

2.00        DEFINITIONS

2.01 Unless the context otherwise requires, the following expressions will have the respective meanings hereinafter set forth:

(a) "ADVERSE ENCUMBRANCE" means any hypothec, encumbrance, charge, right or prior claim (other than the PERMITTED CHARGES) whether ranking prior to, equal with or after the security hereby created in favour of the CREDITOR, or any seizure or attachment, which affects the whole or any portion of the CHARGED PROPERTY;

(b) "AGREEMENT" means the Credit Agreement bearing formal date of September 12, 1997 among the DEBTOR, the CREDITOR and others as the same may be amended, supplemented, modified, renewed, revised, restated or replaced from time to time;

(c)         "CHARGED PROPERTY" has the meaning attributed to it in
            Section 3.01;

(d) "CLAIMS" means, collectively, all accounts receivable, book accounts, book debts, debts, claims, monies, rentals, revenues, incomes, loans receivable, demands, rebates, refunds, amounts owing by or claimable from the crown, state or government or any departments, agents or agencies thereof and choses in action which now are or which may at any time hereafter be due or owing to or owned by the GRANTOR or in which the GRANTOR now or hereafter has any other interest and all security interests, hypothecs, including, without limitation, the hypothecary rights of the GRANTOR under any legal hypothec resulting from having taken part in the construction or renovation of an immovable, assignments, guarantees, bills of exchange, notes, negotiable instruments, contracts, including, without limitation, joint venture contracts, invoices, books of account, letters of credit and other documents and rights now held or owned or which may be hereafter held
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            or owned by the GRANTOR or any third party on behalf of the GRANTOR in respect of any of the foregoing and all rights of an unpaid vendor , including rights to merchandise returned, repossessed or recovered;

(e)         "DEBTOR" means, GROUPE CEDAR CANADA INC./CEDAR GROUP CANADA INC.;

(f) "DOCUMENTS OF TITLE" means, collectively, all documents of title, whether negotiable or non-negotiable including, without limitation, all warehouse receipts and bills of lading in which the GRANTOR now or hereafter has an interest;

(g) "EQUIPMENT" means, collectively, all machinery, equipment, furniture, fixtures, materials, supplies, appliances, dyes, molds, tanks, overhead bridge cranes, vehicles, furnaces, boilers, motors, engines, accessories and tools now owned or hereafter acquired by the GRANTOR, including, without limitation, the SCHEDULED EQUIPMENT, whether or not the same be affixed to any immoveable property or used upon or in connection therewith, together with all present and future improvements, appurtenances and accessories thereto;

(h) "GUARANTEE" means, the Guarantee entered into by the GRANTOR in favour of the CREDITOR bearing formal date of September 12, 1997 with respect to the indebtedness of the DEBTOR, as the same may be amended, supplemented, revised, renewed, replaced or restated from time to time;

(i) "HYPOTHEC AMOUNT" means the sum of SEVENTY-FIVE MILLION CANADIAN DOLLARS ($75,000,000.00 CDN.);

(j) "INDEBTEDNESS" means, the indebtedness from time to time of the GRANTOR to any one or more of the parties comprising the CREDITOR pursuant to the GUARANTEE, the indebtedness from time to time of the DEBTOR and/or the GRANTOR to any one or more of the parties comprising the CREDITOR pursuant to the AGREEMENT and any and all other indebtedness from time to time of the GRANTOR and/or the DEBTOR to any one or more of the parties comprising the CREDITOR including, without limitation, any and all sums already advanced and to be advanced to or for the GRANTOR and/or the DEBTOR and any indebtedness of any nature whatsoever, present and future, direct and indirect, absolute and contingent, matured or not, at any time owing or to become owing by the GRANTOR and/or the DEBTOR to any one or more of the parties comprising the CREDITOR, whether arising from the AGREEMENT or any other agreement, undertaking or dealing between the GRANTOR and/or the DEBTOR and any
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            one or more of the parties comprising the CREDITOR or from an agreement, undertaking or dealing with any third party by which any one or more of the parties comprising the CREDITOR may be or become in any manner whatsoever a creditor of the GRANTOR and/or the DEBTOR or by reason of guarantees or letters of credit issued by or at the request of any one or more of the parties comprising the CREDITOR for the DEBTOR or indemnities consented to by the GRANTOR and/or the DEBTOR, or howsoever otherwise arising, and whether the GRANTOR and/or the DEBTOR be bound alone or with another and whether as principal or surety, and any and all interest accrued thereon and all costs incurred by or on behalf of any one or more of the parties comprising the CREDITOR for recovering or conserving the CHARGED PROPERTY (including those set forth in Sections 5.01 (b), 8.02 (b) and 8.02 (h) hereof);

(k) "INSURANCE" means, collectively, all insurance policies relating directly or indirectly to any of the CHARGED PROPERTY or any part thereof and all rights and claims under all policies of insurance of whatever nature including, without limitation, under life insurance policies and under insurance against loss or damage;

(l) "INTANGIBLE PROPERTY" means, collectively, all incorporeal property now owned or hereafter acquired by the GRANTOR or its interest therein including, without limitation, the SCHEDULED INTANGIBLE PROPERTY, and all patents and patents pending, registered and unregistered trade marks, trade or brand names, service marks, copyrights, industrial designs, formulae, processes, trade secrets, goodwill, contractual rights, licences and permits;

(m)         "INTEREST RATE" means twenty-five percent (25%) per annum;

(n) "INVENTORY" means, collectively, all property in stock and inventory now owned and hereafter acquired by the GRANTOR including, without limitation, all raw materials, goods in process, finished goods, goods in transit and all packaging and shipping materials and all materials and merchandise procured for the manufacture or production thereof, including, without limitation, suits, tools and masks and all goods, wares and merchandise held for sale, lease or resale or furnished or to be furnished under contracts for service or used or consumed in the business of the GRANTOR;

(o) "MONIES" means, collectively, all monies, cash, foreign currencies and credits in which the GRANTOR now or hereafter has an interest and all rights of the GRANTOR
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            in and to any deposit remitted by any person to the GRANTOR;

(p) "PERMITTED CHARGES" means "Permitted Liens" as such term is defined in the AGREEMENT;

(q) "PROCEEDS" means, collectively, all property in any form derived directly or indirectly from any dealings with any of the CHARGED PROPERTY;

(r) "RECORDS" means, collectively, all computer programs, firmware and software and all computer and other records and data, whether in hard copy or otherwise, pertaining to any of the CHARGED PROPERTY and the equipment containing same;

(s) "SCHEDULED EQUIPMENT" means any property described in Schedule "A" hereto under the heading "SCHEDULED EQUIPMENT";

(t) "SCHEDULED INTANGIBLE PROPERTY" means any property described in Schedule "A" hereto under the heading "SCHEDULED INTANGIBLE PROPERTY";

(u) "SECURITIES" means, collectively, all shares, stocks, warrants, bonds, debentures, debenture stock, and other securities in which the GRANTOR now or hereafter has an interest.

3.00        HYPOTHEC AND ADDITIONAL HYPOTHEC

3.01        Hypothec

            As security for the payment of the INDEBTEDNESS and the fulfilment of the obligations of the GRANTOR hereunder, the GRANTOR hereby hypothecates and grants a security interest to and in favour of the CREDITOR to the extent of the HYPOTHEC AMOUNT with interest thereon at the INTEREST RATE, both before and after maturity, demand, default and judgment, the following property of the GRANTOR, wherever situate, and all renewals thereof, accretions thereto, replacements thereof, substitutions therefor as well as everything united thereto by accession (herein collectively referred to as the "CHARGED PROPERTY"):

(a)         As a universality, the CLAIMS;

(b)         As a universality, the DOCUMENTS OF TITLE;

(c)         As a universality, the PROCEEDS;

(d)         As a universality, the RECORDS;

(e)         As a universality, the MONIES;
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(f)         As a universality, the SECURITIES;

(g)         As a universality, the INSURANCE;

(h)         As a universality, the INTANGIBLE PROPERTY;

(i)         As a universality, the INVENTORY;

(j)         As a universality, the EQUIPMENT;

(k) As a universality, all other corporeal and incorporeal moveable and personal property, assets, rights and undertakings of any nature and kind, now owned or hereafter acquired by the GRANTOR.

3.02        Additional hypothec

            To further secure the performance and observance of all the GRANTOR'S obligations hereunder, the GRANTOR hereby hypothecates and grants a security interest in the CHARGED PROPERTY in favour of the CREDITOR to the extent of a further amount equal to twenty-percent (20%) of the HYPOTHEC AMOUNT.

3.03        Dealings with charged property

            Notwithstanding the hypothecation of the CHARGED PROPERTY provided herein until such time as the security created hereunder has become enforceable, nothing will prevent the GRANTOR from selling, disposing of or dealing with any of the INVENTORY in the ordinary course of its business, the whole subject to the hypothec of the CREDITOR on any proceeds resulting from the disposition of any INVENTORY and on any rights to such INVENTORY which are retained or reacquired at any time by the GRANTOR.

4.00        INSURANCE

4.01 As additional security for the payment of the INDEBTEDNESS and the performance of the GRANTOR's obligations hereunder, the GRANTOR will insure and keep insured the CHARGED PROPERTY against loss or damage by fire and such other perils as are customarily insured by those carrying on an enterprise similar to that of the GRANTOR or as may from time to time be specified by the CREDITOR, for their full insurable value, by means of a policy or policies each with loss payable to the CREDITOR and containing a mortgage clause in form and terms approved by the CREDITOR and issued by an insurer or insurers approved by the CREDITOR. The GRANTOR obliges itself to effect such new insurance as the CREDITOR may direct should the insurer(s) cease to have the approval of the CREDITOR or should the CREDITOR be advised by the insurer or otherwise become aware of any amendment to any policy which, in the sole and absolute discretion of the CREDITOR, is unsatisfactory to the CREDITOR. At least ten (10) days before the expiry or cancellation of any policy the GRANTOR will deliver to the CREDITOR evidence of renewal or replacement thereof.
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4.02        The GRANTOR will immediately notify the CREDITOR of any
loss of or damage to any of the CHARGED PROPERTY.

4.03 In the event that any insurance proceeds are paid to the CREDITOR, it may, at its option, apply such proceeds in the payment or reduction of the INDEBTEDNESS, whether or not exigible, and interest thereon, interest on interest and all other sums owing to the CREDITOR by the GRANTOR or, at the option of the CREDITOR, advance such proceeds to the GRANTOR, in such manner as the CREDITOR deems advisable for the purpose of replacing, repairing or restoring the CHARGED PROPERTY.

4.04 The GRANTOR will provide the CREDITOR with copies of all insurance policies (including all amendments thereto and endorsements thereof) which may be in force from time to time with respect to the CHARGED PROPERTY.

5.00        COVENANTS, REPRESENTATIONS AND WARRANTIES

5.01 The GRANTOR covenants, represents and warrants that as of the date of this agreement and at all times during which this agreement is in effect:

(a) The GRANTOR and/or the DEBTOR will pay to the CREDITOR the INDEBTEDNESS without the necessity of demand as and when it becomes due and payable or on demand, if payable on a demand basis, in accordance with the provisions of the AGREEMENT

(b) The GRANTOR will maintain the CHARGED PROPERTY in good repair and prevent any use thereof which might diminish the value thereof or the CREDITOR hypothec thereon, and from time to time at the request of the CREDITOR give the CREDITOR's officers, employees and agents access thereto for the purpose of inspection;

(c) The GRANTOR has and will have good and marketable title to the CHARGED PROPERTY free and clear of all ADVERSE ENCUMBRANCES;

(d) The CHARGED PROPERTY is and will be kept only at the locations indicated in Schedule "B" hereto and will not be removed or disposed of without the prior written consent of the CREDITOR, except for dispositions of INVENTORY in the ordinary course of the GRANTOR's business and otherwise except in accordance with the provisions of the AGREEMENT;

(e) Neither the execution and delivery of this agreement, nor the granting of the hypothecs in respect of the CHARGED PROPERTY, constitutes or will constitute a violation or breach of the documents of incorporation or the by-laws of the GRANTOR or of any provision of
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            any contract or other instrument to which the GRANTOR is a party or of any provision of law to which the GRANTOR is or may be subject;

(f) The GRANTOR carries on and will carry on the enterprise referred to in Schedule "B" and all of the CHARGED PROPERTY is and will be used for the operation of such enterprise;

(g) None of the CHARGED PROPERTY is or will be property which is exempt from seizure;

(h) None of the CHARGED PROPERTY is property which furnishes a main residence or which is used by and is necessary for the life of a household;

(i) The description of any CHARGED PROPERTY listed in Schedule "A" is complete and accurate;

(j) The GRANTOR does not have rights with respect to any intellectual property other than the SCHEDULED INTANGIBLE PROPERTY;

(k) The GRANTOR will not grant a hypothec on any of the CHARGED PROPERTY in favour of any other party without the prior written consent of the CREDITOR which it may, in its discretion, refuse, but if granted will be subject to the beneficiary of the hypothec entering into satisfactory arrangements with the CREDITOR including, without limiting the generality of the foregoing, a provision in such hypothec that upon sale of any of the CHARGED PROPERTY by or for the account of the CREDITOR, such property will be sold free of any hypothecs created therein, an undertaking that it will so confirm in writing to the CREDITOR and any prospective buyer, and an undertaking to grant mainlevee of its hypothec on such property at the time of the sale;

(l) The GRANTOR is not the owner of, nor does the GRANTOR have rights under, any insurance policies other than those listed in Schedule "B";

(m) The GRANTOR and the DEBTOR shall duly observe and perform or cause to be observed and performed each of its covenants and obligations provided for in the AGREEMENT.
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6.00        CREDITOR'S RIGHT TO MAKE PAYMENTS

6.01 If the GRANTOR fails to pay when due any sum payable under this agreement or fails to perform any of its obligations hereunder, whether or not the CREDITOR has invoked any EVENT OF DEFAULT, the CREDITOR may do so on the GRANTOR's behalf (but will not be obliged to), without notice to the GRANTOR, and the GRANTOR will pay to the CREDITOR, on demand, all sums so paid by the CREDITOR together with interest thereon at the INTEREST RATE. If, for any reason, the CREDITOR's security or rights hereunder are diminished, the CREDITOR may do such things and make such expenditures as are desirable or necessary to preserve its security or rights, without notice to the GRANTOR, in which event the GRANTOR will pay to the CREDITOR, on demand, all sums so paid by the CREDITOR, together with interest thereon at the INTEREST RATE, the whole without prejudice to any other recourse of the CREDITOR or by law.

7.00        EVENTS OF DEFAULT

7.01 Each of the following events constitutes an "EVENT OF DEFAULT" hereunder:

(a) Failure to pay the INDEBTEDNESS or any part thereof without the necessity of demand as and when such sum becomes due and payable or on demand, if payable on a demand basis;

(b) If an "Event of Default" (as such term is defined in the AGREEMENT) occurs;

8.00        REMEDIES IN CASE OF DEFAULT

8.01 The occurrence of any one or more of the foregoing events, by the mere lapse of time for performance and, unless expressly otherwise provided without the necessity of any notice or other proceeding, shall constitute an EVENT OF DEFAULT. Upon the occurrence of any EVENT OF DEFAULT (and without prejudice to the demand nature of any of the INDEBTEDNESS), at the option of the CREDITOR, the GRANTOR will lose the benefit of any term for payment granted by the CREDITOR and all INDEBTEDNESS will become immediately due and payable and the GRANTOR will, without the necessity of demand or notice (other than as may be required by law) immediately repay the INDEBTEDNESS to the CREDITOR, failing which, in addition to all hypothecary rights and other remedies and recourses presently or in the future available under law:

(a) The CREDITOR may immediately take proceedings for the recovery of all or any portion of the INDEBTEDNESS;

(b) Upon demand of the CREDITOR, the GRANTOR will surrender and abandon the CHARGED PROPERTY, or the part thereof specified by the CREDITOR, to the CREDITOR or such person as may be designated by the CREDITOR, or will
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            consent in writing to turn such property over to the CREDITOR or such person as may be designated by the CREDITOR at the time and place specified by the CREDITOR.

8.02        Administration after surrender

            In the event that the CREDITOR obtains the surrender of the whole or any portion of the CHARGED PROPERTY and until such time as such CHARGED PROPERTY is restored to the GRANTOR or, as regards any portion thereof, the CREDITOR has concluded a recourse by way of taking in payment, sale by the CREDITOR, sale under judicial authority or otherwise, then, notwithstanding any provision of law to the contrary which may apply as a result of the CREDITOR having acquired or being deemed to have acquired simple, full or any other administration of the whole or any portion of the CHARGED PROPERTY:

(a) The CREDITOR will be entitled to generally delegate the whole or any part of the administration of any CHARGED PROPERTY (including without limitation, the exercise of all discretionary powers) to such person(s) as the CREDITOR may designate or re-designate in the CREDITOR's sole discretion (any such person being herein referred to as an "ADMINISTRATOR");

(b) The CREDITOR and any ADMINISTRATOR will be entitled to reimbursement of all costs and expenses (including, without limitation, all costs, expenses and reasonable fees incurred by any attorneys or other persons engaged by the CREDITOR or the ADMINISTRATOR in order to assist in such administration or any matter pertaining thereto), as well as all reasonable fees of the CREDITOR and the ADMINISTRATOR incurred in such administration, all of which may be charged by the CREDITOR against any fruits, revenues or proceeds of alienation of the whole or any portion of the CHARGED PROPERTY;

(c) The CREDITOR or the ADMINISTRATOR may alienate any CHARGED PROPERTY which by its nature is destined for alienation in the course of the operation of the enterprise of the GRANTOR, by onerous title in such manner as it, in its sole discretion, deems appropriate, the whole notwithstanding that it may have only simple administration of the CHARGED PROPERTY;

(d) The CREDITOR will be entitled to acquire the whole or any portion of any CHARGED PROPERTY alienated by onerous title in the course of any administration thereof;

(e) In the event that the CREDITOR or the ADMINISTRATOR acquires full administration of any CHARGED PROPERTY,
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            neither the CREDITOR nor the ADMINISTRATOR will be under any obligation whatsoever to make such CHARGED PROPERTY productive, increase such CHARGED PROPERTY or the value thereof or appropriate such CHARGED PROPERTY to any purpose other than payment of the INDEBTEDNESS;

(f) The CREDITOR and the ADMINISTRATOR will be entitled to use for their own benefits any information which either of them may obtain by reason of their administration of the whole or any portion of the CHARGED PROPERTY;

(g) The CREDITOR and the ADMINISTRATOR will be entitled, whether or not for value, to renounce to any right affecting, benefiting, pertaining to and/or forming part of any CHARGED PROPERTY administered by either of them;

(h) Neither the CREDITOR nor the ADMINISTRATOR will be obliged, in any manner whatsoever, to prepare any inventory of any CHARGED PROPERTY, insure any CHARGED PROPERTY or give any security for any CHARGED PROPERTY or their administration thereof. Should the CREDITOR or the ADMINISTRATOR, in its discretion, insure the whole or any portion of any CHARGED PROPERTY, the costs and expenses of any insurance shall form part of the costs and expenses referred to in subparagraph (b) hereof;

(i) The CREDITOR and the ADMINISTRATOR may change the destination of the whole or any portion of any CHARGED PROPERTY under their administration and will not be bound to continue the use or operation of any CHARGED PROPERTY under their administration which produces fruits or revenues;

(j) Notwithstanding any provisions of law to the contrary, the CREDITOR and the ADMINISTRATOR will only be obliged to render an account to the GRANTOR upon the written request of the GRANTOR and once the CREDITOR or ADMINISTRATOR has determined, to its satisfaction, the details of such account.
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8.03        Taking in payment

            In the event that the CREDITOR exercises its right to become the absolute owner of the CHARGED PROPERTY or any part thereof, the GRANTOR, concurrently with surrender or at any time thereafter at the request of the CREDITOR, will sign a voluntary Deed or agreement providing for the CREDITOR to take in payment the CHARGED PROPERTY or any part thereof. In the event that the GRANTOR requires the CREDITOR to sell any such CHARGED PROPERTY, the GRANTOR acknowledges that the CREDITOR will not be required to abandon its recourse of taking in payment unless, before the expiration of the delay to surrender, the
CREDITOR: (i) shall have been furnished with security guaranteeing that the CHARGED PROPERTY in question will be sold at a sufficiently high price for the CREDITOR to be paid the amounts secured hereunder in full; (ii) shall have been reimbursed the costs it has incurred; and (iii) shall have been advanced all amounts necessary for the sale of the CHARGED PROPERTY in question.

            All expenditures and improvements made by any holder of the CHARGED PROPERTY and all payments made on account of the INDEBTEDNESS and the accessories thereof will belong to the CREDITOR without return or compensation. The CREDITOR will not be obliged to compensate or indemnify the GRANTOR or any other person for any cause whatsoever.

8.04        Sale of charged property

            In the event that the CREDITOR exercises its right to sell the whole or any portion of the CHARGED PROPERTY by judicial authority or pursuant to a sale by the CREDITOR, the following will apply:

(a) Such CHARGED PROPERTY may be sold subject to and upon such terms and conditions (including, without limitation, terms extending credit) by way of one (1) or more sales by private agreement, call for tenders or public auction or combinations thereof as the CREDITOR or the ADMINISTRATOR sees fit and the CREDITOR or the ADMINISTRATOR may, at any time, change or substitute any method of sale for any other method of sale of such CHARGED PROPERTY;

(b) Notwithstanding any provision of law to the contrary, in any call for tenders, the CREDITOR or ADMINISTRATOR will not be obliged to accept the highest offer or any offer and, in the event that no offer is accepted, may proceed to sell such CHARGED PROPERTY by any other method; and
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(c)         The GRANTOR expressly agrees that the CREDITOR will not be required to obtain or present to the Court any appraisals of such CHARGED PROPERTY and that such CHARGED PROPERTY may be sold without any upset price therefor.

9.00        CLAIMS

9.01        The following will apply with respect to CLAIMS:

(a) The CREDITOR will be the only party authorized and entitled to collect, dispose of and deal with the CLAIMS and the proceeds thereof will be dealt with in accordance with the provisions of the AGREEMENT;

(b) the CREDITOR will have the right to collect, dispose of and deal with the CLAIMS as it may deem expedient including, without limiting the generality of the foregoing, to demand, sue for, enforce, recover and receive payment of the CLAIMS and to compound, compromise, grant extensions, take and give up securities, accept compositions and grant releases and discharges with respect thereto, the whole without notice to the GRANTOR and without any liability for any loss resulting therefrom;

(c) Actions to enforce rights with respect to the CLAIMS may be instituted by the CREDITOR, at its discretion, in its own name, in the name of the GRANTOR, or in the name of the CREDITOR and the GRANTOR jointly;

(d) The CREDITOR will not be obliged to inform the GRANTOR of any irregularity in the payment of any of the CLAIMS.

9.02 All amounts collected or received by the GRANTOR in respect of the CLAIMS will be deemed to have been collected or received by the GRANTOR as mandatary of the CREDITOR and in trust for the CREDITOR and will be remitted to the CREDITOR in identical form as received.

10.00       APPLICATION AND IMPUTATION OF PROCEEDS

10.01 Notwithstanding any provisions of law to the contrary, the proceeds of enforcement of any rights of the CREDITOR with respect to the CHARGED PROPERTY, including, without limitation, proceeds of any sale of the CHARGED PROPERTY by the CREDITOR and collections of any CLAIMS, will be applied as follows:

(a) To the reasonable costs and expenses incurred by or on behalf of the CREDITOR in connection with exercising the rights of the CREDITOR;
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(b)         To the payment of any claims ranking in priority to the rights of the CREDITOR in respect of the CHARGED PROPERTY;

(c) To the CREDITOR in reduction of the INDEBTEDNESS, subject to its right of imputation as provided herein.

10.02 The CREDITOR shall have the right to impute any amounts or proceeds received by it from or for the account of the GRANTOR, whether pursuant to the terms hereof or as a result of a judicial or other sale, or as an inducement to grant mainlevee or discharge hereof or otherwise, against any portion of the INDEBTEDNESS which it, in its sole discretion, determines and from time to time to vary such determination, the whole notwithstanding any pretended contrary imputation by the GRANTOR or by any other party.

11.00       REMEDIES CUMULATIVE

11.01 The different recourses of the CREDITOR hereunder are cumulative and not alternative. The rights and remedies of the CREDITOR hereunder are in addition to every other right and remedy now or hereafter existing in favour of the CREDITOR, whether by law or otherwise.

12.00       WAIVERS

12.01 No delay or failure on the part of the CREDITOR in exercising any right or remedy hereunder shall affect such right or remedy, nor shall any single or partial exercise hereof preclude any further exercise thereof or the exercise of any other right or remedy. Any waiver by the CREDITOR of any of its rights or remedies hereunder will be valid only if express and in writing. No waiver shall be deemed to be or constitute a waiver of any other rights or remedies of the CREDITOR. In no event will the CREDITOR's acceptance, after the full payment of the INDEBTEDNESS may have become due and payable, of any partial payment, be deemed to alter or affect the CREDITOR's rights with respect to any subsequent payment or default thereon. Moreover, should the CREDITOR grant or tolerate any extension or delay for payment or performance of any obligations of the GRANTOR, such extension, delay, indulgence or tolerance will not be deemed an acquiescence by the CREDITOR in such default or waiver of any of the CREDITOR's rights and remedies hereunder or in respect of any future default.

13.00       NATURE OF INDEBTEDNESS AND SECURITY

13.01 Nothing contained in this agreement will be deemed to derogate from or alter the demand nature of any of the INDEBTEDNESS, except to the extent that the CREDITOR has expressly and by separate written instrument granted a term for payment.

13.02 The security hereby granted secures and will continue to secure the INDEBTEDNESS on a continuing and fluctuating basis and is and will be valid notwithstanding that the whole or any portion of the prestations in consideration of which the GRANTOR has undertaken its obligations towards the CREDITOR have not yet been received and notwithstanding that the whole or any portion of the INDEBTEDNESS may not yet exist.

13.03 The security hereby granted will remain in full force and effect for the full HYPOTHEC AMOUNT and additional hypothec amount until such time as an express written discharge is executed by the CREDITOR and delivered to the GRANTOR. The hypothecs, security and rights hereby created in favour of the CREDITOR will not be extinguished, reduced, novated or otherwise affected by any payments made to or amounts received by the CREDITOR, directly or indirectly, from the GRANTOR or any other party or as a result of any insurance indemnities arising from loss or damage to any of the CHARGED PROPERTY or by reason of the collection of any CLAIMS.

13.04 Should the INDEBTEDNESS at any time be fully extinguished without an express discharge of the security created hereunder having been granted, and should new INDEBTEDNESS arise, the security created hereunder will secure the new INDEBTEDNESS in the same manner and to the same extent as if there had never occurred an extinction of the old INDEBTEDNESS and the GRANTOR is and will be obligated under the provisions hereof. The GRANTOR will be deemed to have obligated itself for the new INDEBTEDNESS pursuant to the provisions hereof and the security herein created will secure such new INDEBTEDNESS.

14.00       NATURE OF OBLIGATIONS

14.01 Every obligation of the GRANTOR hereunder is and will remain indivisible and the performance thereof in its entirety may be claimed from each of the heirs, legatees, liquidators of any succession, trustees or legal representatives of the GRANTOR.

14.02 If there be more than one (1) GRANTOR hereunder, all of the obligations of the GRANTOR hereunder will be and remain solidary obligations of such persons, each waiving the benefits of division and discussion, such that each of them may be compelled separately to perform all of the obligations of the GRANTOR.

14.03 The GRANTOR hereby agrees and confirms that the rights of each of the parties comprising the CREDITOR are solidary and that each of the parties comprising the CREDITOR is entitled to exact the whole performance of the INDEBTEDNESS from the GRANTOR, to give a full acquittance therefor and to exercise all rights and recourses and to enforce the security created hereunder.

14.04 Notwithstanding anything contained herein, each of the parties comprising the CREDITOR may act alone for all purposes under the present agreement including, without limitation, the exercise of any right, remedy, discretion or rights to make any demand or decision contemplated by or provided for in the present agreement and the GRANTOR shall be entitled to rely upon any act or decision made or taken in such regard by any one of the parties comprising the CREDITOR. Any notice, demand or other communication required or permitted to be given under this agreement or pursuant to applicable provisions of law shall be valid if made or given by any one of the parties comprising the CREDITOR, acting alone.

15.00       OTHER SECURITY

15.01 The security created hereunder is in addition to and not in substitution for nor deemed to be substituted by any other security now or hereafter held by or for the benefit of the CREDITOR and shall not be diminished or novated or otherwise affected by any other security or any promissory note or other evidence of indebtedness which the CREDITOR or any party for the benefit of the CREDITOR may have or obtain from the GRANTOR or any other person, nor shall any other security or note or evidence of indebtedness be diminished or novated or otherwise affected hereby.

16.00       NOTICE

16.01 Any notice, request or other communication hereunder to any party hereto in connection with this agreement shall be made and delivered in accordance with the provisions of the AGREEMENT.

17.00       GOVERNING LAW & JURISDICTION

17.01 This agreement shall be governed by and interpreted in accordance with the laws of the Province of Quebec. The GRANTOR expressly submits and consents to the exclusive jurisdiction of the Superior Court, District of Montreal, with respect to any controversy arising out of or relating to this agreement or any supplement hereto or to any transaction in connection therewith.

18.00       INTERPRETATION

18.01 Any word herein contained in the singular number will include the plural; any word importing any gender will include the masculine, feminine and neuter genders; any word importing a person will include a corporation, a partnership and any other entity and vice-versa. The headings of this agreement are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof or the construction or interpretation of this agreement.

19.00       OTHER DOCUMENTS

19.01 The GRANTOR undertakes to perform all acts and enter into all documentation which may be useful or necessary or required by the CREDITOR for purposes of giving full force and effect to the provisions hereof or to perfect the rights of the CREDITOR hereunder including, without limitation, the right to recover and collect the CLAIMS and to exercise its hypothecary remedies with respect thereto.

20.00       SEVERABILITY

20.01 This agreement shall not be considered as an indivisible whole and every provision of this agreement is and shall be independent of the other. In the event that any part of this agreement is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this agreement shall not be affected by such declaration and all of the remaining clauses of this agreement shall remain valid, binding and enforceable.

21.00       CURRENCY CONVERSION

21.01 If, for purposes of obtaining judgment against the GRANTOR, it becomes necessary to convert into Canadian funds an amount due hereunder in U.S. funds, then the conversion shall be made at the rate of exchange prevailing on the last business day in Montreal, Quebec before the day on which the judgment is rendered.

            For this purpose, "rate of exchange" means the spot rate at which the relevant CREDITOR is able to purchase U.S. funds with Canadian funds on the relevant date. In the event that there is a change in the rate of exchange prevailing between the day before the day on which the judgment is rendered and the date of payment of the amount due, the GRANTOR will pay such additional amount as may be necessary to ensure that the amount paid on such date is the amount in Canadian funds which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due in U.S. funds.

22.00       PRECEDENCE

22.01 In the event that any provisions of this agreement contradict or are otherwise incapable of being construed in conjunction with the provisions of the AGREEMENT, the following will apply: (a) the provisions of the AGREEMENT shall take precedence over those contained in this agreement except that in the case of contradiction between the AGREEMENT and the provisions of Sections 14.03 and 14.04 hereof, the latter shall take precedence; and, (b) if any act of the GRANTOR is expressly permitted under the AGREEMENT but is prohibited under this agreement, any such act shall be deemed to be permitted under this agreement; the whole unless as a result thereof the hypothecs created herein or any of the hypothecary remedies of the CREDITOR hereunder would be in any way diminished or invalidated, in which case the provisions of this agreement will govern.

23.00       FORMAL DATE

23.01 This agreement may be referred to as bearing formal date of September 12, 1997 notwithstanding the actual date of its execution.

24.00       LANGUAGE

24.01 The parties acknowledge that they have required that this agreement and all related documents be prepared in English.

            Les parties reconnaissent avoir exige que la presente convention et tous les documents connexes soient rediges en anglais.


AT MONTREAL, THIS         DAY OF SEPTEMBER 1997.


                                    DOMINION BRIDGE CORPORATION


                                    PER:  /s/ Michel L. Marengere
                                          -----------------------


                                    BNY FINANCIAL CORPORATION - CANADA


                                    PER:  /s/ Frank Imperato
                                          -----------------------

                                  SCHEDULE "A"
                 TO THE HYPOTHEC ON MOVEABLE PROPERTY (GENERAL)
                     GRANTED BY DOMINION BRIDGE CORPORATION
         IN FAVOUR OF BNY FINANCIAL CORPORATION - CANADA, BEARING FORMAL
                           DATE OF SEPTEMBER 12, 1997




I.    SCHEDULED EQUIPMENT


      -  NIL  -





II.   SCHEDULED INTANGIBLE PROPERTY


      -  NIL  -

                                  SCHEDULE "B"
                TO THE HYPOTHEC ON MOVEABLE PROPERTY (GENERAL)
                    GRANTED BY DOMINION BRIDGE CORPORATION
               IN FAVOUR OF BNY FINANCIAL CORPORATION - CANADA,
                  BEARING FORMAL DATE OF SEPTEMBER 12, 1997




I.    LOCATION OF CHARGED PROPERTY

      500 Notre-Dame Street
      Lachine, Quebec
      H8S 2B2

II.   ENTERPRISE CARRIED ON BY THE GRANTOR

      Holding Company

III.  INSURANCE POLICIES

NAME OF INSURANCE CO.                   POLICY NO.      TYPE OF INSURANCE

The Continental Insurance               SSP-7627        Marine Package
Policy
Company (through M.O.A.C.)

Liberty International Canada            SSP-7627        Marine Package
Policy

The London Assurance                    SSP-7627        Marine Package
Policy
(through Wm. H. McGee)

Boreal Property & Casualty              SSP-7627        Marine Package
Policy
Insurance Company
(through Marine Underwriters
Canada Limited)

Gerling Global General                  SSP-7627        Marine Package
Policy
Insurance Company

CIGNA Insurance Company                 SSP-7627        Marine Package
Policy
of Canada

The Maritime Insurance                  SSP-7627        Marine Package
Policy
Company Limited
(through Eastern Marine
Underwriters)

Royal Insurance                         SSP-7627        Marine Package
Policy

CIGNA Insurance Company                 SSP-7594        First & Second
Excess
of Canada                                                         Property

Liberty International Canada            SSP-7594        First & Second
Excess
                                                                        Property

                                  SCHEDULE "B"
                TO THE HYPOTHEC ON MOVEABLE PROPERTY (GENERAL)
                    GRANTED BY DOMINION BRIDGE CORPORATION
               IN FAVOUR OF BNY FINANCIAL CORPORATION - CANADA,
                  BEARING FORMAL DATE OF SEPTEMBER 12, 1997




III.  INSURANCE POLICIES (CONT'D)

NAME OF INSURANCE CO.                   POLICY NO.      TYPE OF INSURANCE

L'Assurance Royale Canada               7190398         Boiler & Machinery

CIGNA Insurance Company
of Canada                               CGL 022446      General Liability

Continental Insurance Company
of Canada (Lombard General
Insurance Company of Canada)            CAE 8038558     Automobile
Liability

The Continental Insurance
Company (through M.O.A.C.)              SSP-7636        Bumbershoot
Liability

Summerset Marine, Inc.                  SSP-7636        Bumbershoot
Liability

Reliance National                       SSP-7636        Bumbershoot
Liability

The Guarantee Company of
North America                           920071          Crime